SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) August 27, 1999
                                                       ---------------

                         STORAGE TECHNOLOGY CORPORATION
-----------------------------------------------------------------------------
            (Exact Name of Registrant As Specified In Its Charter)


                Delaware            1-7534            84-0593263
                --------            ------            ----------
    (State or other Jurisdiction (Commission File    (IRS Employer
           of Incorporation)         Number)       Identification No.)



           2270 South 88th Street, Louisville, Colorado 80028-4309
           -------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (303) 673-5151



                                 Not applicable
-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events

                       Legal Proceedings:
                       -----------------

      1. On August 27, 1999, the U.S. Court of Appeals for the Federal Circuit (Court of Appeals) denied the Registrant's petition for rehearing in connection with a suit filed against the Registrant by Odetics, Inc. (Odetics) in the U.S. District Court for the Eastern District of Virginia (District Court). In connection with this litigation, the Registrant recognized a pre-tax expense of $82.3 million during the second quarter of 1999 for the jury award of actual damages of $70.6 million, plus $11.7 million of estimated post-judgment interest.

      Odetics originally filed a patent infringement suit on June 29, 1995, in the District Court against the Registrant alleging that the "pass-through" port in certain of the Registrant's tape library products infringed U.S. Patent No 4,779,151 (the "151 Patent"). The complaint asked the District Court to impose injunctive relief, treble damages in an unspecified amount, and an award of attorney's fees and costs. In February 1996, a jury found that the Registrant's products did not infringe the 151 Patent. Odetics appealed and in June 1997 the Court of Appeals reversed the District Court's ruling and remanded the case back to the District Court for further proceedings. On March 27, 1998, a second trial was held and a jury found that a pass-through port in certain of the Registrant's tape library products infringed the 151 Patent and awarded actual damages to Odetics of $70.6 million. On July 31, 1998, the District Court granted the Registrant's motion for judgment as a matter of law, overturning the jury's verdict, and entered judgment in favor of the Registrant. On August 10, 1998, Odetics appealed the judgment. On July 6, 1999, the Court of Appeals reversed the District Court's judgment as a matter of law, entered a judgment in favor of Odetics, and remanded the case to the District Court for further proceedings. On July 20, 1999, the Registrant filed a petition for rehearing with the Court of Appeals, which was denied on August 27, 1999.

      Based on the Court of Appeals decision on August 27, 1999, the Registrant anticipates that the Court of Appeals will issue its ruling and send it to the District Court to enter a final judgment in September 1999. The final judgment is expected to include a damages award, plus post-judgment interest, and a ruling on the injunctive relief sought by Odetics, consistent with the Court of Appeals' decision on July 6, 1999. The Registrant is unable to predict with any certainty the exact timing of the entering of a final judgment by the District Court or the exact determinations that the District Court will include in the final judgment. The Registrant plans to file a Petition for Certiorari with




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


the U.S. Supreme Court in connection with the Court of Appeals' decision.

      2. On August 30, 1999, Stuff Technology Partners II, a Colorado Limited Partnership (Stuff), filed a notice of appeal with the Court of Appeals for the State of Colorado (Court of Appeals) seeking to overturn the decision of the Boulder, County, District Court (District Court), dated July 15, 1999.

      Stuff originally filed suit in the District Court in January 1994, against the Registrant and certain subsidiaries. The suit alleged that the Registrant breached a 1990 settlement agreement that had resolved earlier litigation between the parties concerning an optical disk drive storage development project entered into in 1981 which was unsuccessful and terminated in 1985. The suit sought injunctive relief and damages in the amount of $2.4 billion. On December 28, 1995, the District Court granted the Registrant's motion for summary judgment and dismissed the complaint. Stuff appealed the dismissal to the Court of Appeals. In March 1997, the Court of Appeals reversed the District Court's judgment and remanded the case to the District Court for further proceedings. On July 15, 1999, the District Court dismissed with prejudice Stuff's claims relating to the Registrant's alleged use of the optical disk technology and dismissed without prejudice all of the remaining claims. The Registrant continues to believe that Stuff's claims are wholly without merit and intends to vigorously defend any further actions arising from this complaint.

      3. On September 1, 1999, at a hearing before the U.S. District Court for the District of Colorado (Court), the Court vacated the trial date scheduled for October 1999 in connection with a suit filed by certain former employees of the Registrant alleging violations of the Age Discrimination in Employment Act
(ADEA) and the Employee Retirement Income Security Act (ERISA). The Court has scheduled oral arguments on a number of pending motions filed by the parties for November 1999. A trial date will not be scheduled until the Court has ruled on the pending motions.

      Certain former employees of the Registrant filed suit on October 3, 1995, in the Court against the Registrant. The amended suit alleged violations of the ADEA and the ERISA between the period of April 13, 1993, and December 31, 1996. On November 26, 1997, the Court granted the plaintiffs' request to proceed as a class action on the ADEA claims. On November 9, 1998, the Court granted the plaintiffs' request to proceed as a class on the ERISA claims. On March 1, 1999, the Court denied the Registrant's appeal on the certification of the ERISA class. Approximately 1,300 persons are eligible members of the ERISA class, which includes approximately 400 members of the ADEA class. The plaintiffs seek, among other things, compensatory damages in an unspecified




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


amount, including the value of back pay and benefits, and exemplary or liquidated damages. The Registrant has filed an answer denying both the ADEA and ERISA claims.


Item 7.     Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

            (A) Financial statements of businesses acquired.

                        Not applicable

            (B) Pro forma financial information.

                        Not applicable

            (C)   Exhibits.

                        None





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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Storage Technology Corporation



                                      By:     /s/  Thomas G. Arnold
                                         -----------------------------------
                                                   Thomas G. Arnold
                                                  Vice President and
                                                 Corporate Controller



Date: September 2, 1999


















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